                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 1999



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------

                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)



                     CHASE MANHATTAN AUTO OWNER TRUST 1998-A
           ----------------------------------------------------------
                                    (Issuer)



         Delaware                        333-36939             13-2633612
- ----------------------------     ------------------------    -------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer



           802 Delaware Avenue, Wilmington, Delaware                19801
           -----------------------------------------             ---------
           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-A is the issuer of 4 classes of Asset Backed Notes and a single set of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of February 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On September 15, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly Statement to Certificateholder with respect to the September 15, 1999 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 30, 1999

                                        By: THE CHASE MANHATTAN BANK,
                                        USA, NATIONAL ASSOCIATION
                                        as Servicer



                                        By: /s/ Patricia Garvey
                                        -----------------------------
                                        Name:  Patrician Garvey
                                        Title: Vice President

                                        INDEX TO EXHIBITS
                                        -----------------


Exhibit No.                             Description
- -----------                             -----------
20.1                                    Statement to Certificateholders
                                        dated 9/15/1999 delivered pursuant
                                        to Section 5.8 of the Sale and
                                        Servicing Agreement dated as of
                                        February 1, 1998.